Rule 497(e)
File Nos. 333-145655; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-3739 - Group Variable Annuity Contracts (Rescission)

Supplement dated October 15, 2026 to Prospectus dated May 1, 2026

Effective immediately, the following funds in the above-referenced product Prospectus are closed to new investors:

•Hartford Balanced HLS Fund - Class IA
•Hartford Capital Appreciation HLS Fund - Class IA
•Hartford Disciplined Equity HLS Fund - Class IA
•Hartford Dividend and Growth HLS Fund - Class IA
•Hartford Healthcare HLS Fund - Class IA
•Hartford International Opportunities HLS Fund - Class IA
•Hartford MidCap HLS Fund - Class IA
•Hartford Small Company HLS Fund - Class IA
•Hartford Stock HLS Fund - Class IA
•Hartford Total Return Bond HLS Fund - Class IA
•Hartford Ultrashort Bond HLS Fund - Class IA

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-50